MFS(R) UNION STANDARD EQUITY FUND

                      Supplement to the Current Prospectus

The description of portfolio managers under the "Management of the Fund" section of the prospectus is hereby restated as follows:

The fund is managed by Lisa B. Nurme and James M. Perkins, each an MFS Senior Vice President. These individuals have been the fund's portfolio managers since March 2000, and have been employed in the MFS investment management area since:
Ms. Nurme - 1987 and Mr. Perkins - 1983. Ms. Nurme is taking a sabbatical commencing on or about May 28 and ending on or about September 3, 2002.


                  The date of this Supplement is May 28, 2002.